UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2012

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 858-848-8100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 25, 2012, Cohu, Inc. (the “Company”) issued a press release regarding its financial results for the first quarter ended March 31, 2012. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”), the earnings press release also contains financial information determined by methods other than in accordance with GAAP. The Company’s management uses these non-GAAP measures in their analysis of the Company’s performance. These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation and the amortization of acquired intangible assets. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors or Certain Officers.

Shay Torton, Senior Vice President, Operations of Cohu, Inc.’s wholly owned subsidiary Delta Design, Inc. (“Delta”), will be resigning effective May 17, 2012. Mr. Torton is resigning for personal reasons and plans to relocate with his family back to Israel. Thomas G. Lightner, who has been employed by Delta since July 2000, was formerly Delta’s Vice President of Manufacturing and Operations and is currently Delta’s Vice President of Quality, will become Vice President, Operations for Delta effective May 18, 2012.

Item 9.01 Financial Statements and Exhibits.

The exhibit listed below is being furnished with this Current Report on Form 8-K.

Exhibit No. - 99.1

Description – First Quarter 2012 Earnings Release, dated April 25, 2012, of Cohu, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

April 26, 2012	By:	/s/ John H. Allen
Name: John H. Allen
Title: VP of Administration

Exhibit Index

Exhibit No.	Description

99.1	First Quarter 2012 Earnings Release, dated April 25, 2012, of Cohu, Inc.